                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


    611 WOODWARD AVENUE
     DETROIT, MICHIGAN                         48226             38-0864715
(Address of principal executive offices)    (Zip Code)       (I.R.S. Employer
                                                             Identification No.)



    NBD BANK
    611 WOODWARD AVENUE
    DETROIT, MICHIGAN 48226
    CORPORATE TRUST ADMINISTRATION
    ATTN: NAN L. PACKARD, VICE PRESIDENT
    TELEPHONE: (313) 225-3189
    (Name, Address and Telephone number of agent for service)



                            USFREIGHTWAYS CORPORATION
               (Exact name of obligor as specified in its charter)


         DELAWARE                                                 36-3790696
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         9700 HIGGINS ROAD
         SUITE 570
         ROSEMONT, ILLINOIS                                         60018
(Address of principal executive offices)                          (Zip Code)


                             SENIOR DEBT SECURITIES
                         (Title of Indenture Securities)


                                        1


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ITEM 1            GENERAL INFORMATION.  Furnish the following information as to the Trustee:

                             (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT:

                            State of Michigan Financial Institutions Bureau, Lansing, MI Federal Reserve Bank of Chicago, Chicago, Illinois Federal Deposit Insurance Corporation, Washington, D.C.

                      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

ITEM 2                AFFILIATIONS WITH THE OBLIGOR.
                      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. The obligor is not an affiliate of the Trustee.

ITEM 3            VOTING SECURITIES OF THE TRUSTEE.
                  The following information is furnished as to each class of voting securities of the Trustee:
                                    As of December 9, 1999
                  --------------------------------------------------------------
                           Column A                             Column B
                  --------------------------------------------------------------
                        Title of Class                      Amount Outstanding
                  --------------------------------------------------------------
                   Common Stock, par value                   8,948,648 shares
                       $12.50 per share

ITEM 4            TRUSTEESHIPS UNDER OTHER INDENTURES

                                      None.


ITEM 5 THROUGH ITEM 15   Not applicable

ITEM 16           LIST OF EXHIBITS:

                  EXHIBIT (1)    A COPY OF THE ARTICLES OF INCORPORATION OF THE
              TRUSTEE NOW IN EFFECT
                         Incorporated by reference to Exhibit (1) to Item 16 of
                  Form T-1 filed as Exhibit 25 to Registration Statement Securities and Exchange Commission, Registration No. 33-51775.*

                         EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE
                  TO COMMENCE BUSINESS
                                 Incorporated by reference to Exhibit (2) to
                  Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                         EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE
                  CORPORATE

                                       2
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                  TRUST  POWERS Incorporated by reference to Exhibit (3) to Item
                  16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*


                  EXHIBIT (4)    BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT
                           Incorporated by reference to Exhibit (4) to Item 16
                  of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT (5)    Not Applicable.

                  EXHIBIT (6)    CONSENT BY THE TRUSTEE REQUIRED BY SECTION 321
                  (B) OF THE ACT.

                          Incorporated  by reference to Exhibit (6) to Item 16
                  of Form T-1, filed with Amendment No.1, Securities and Exchange Commission, Registration No. 22-4501.*

                  EXHIBIT (7) A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  EXHIBIT (8) Not applicable.

                  EXHIBIT (9) Not applicable.

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on this 9th day of April, 1999.


                                                         NBD BANK, Trustee

                                                         By:   /S Nan L. Packard
                                                            --------------------
                                                               Nan L. Packard
                                                               Vice President


                                       3

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              Charter No. 13671             Comptroller of the Currency District
                        REPORT OF CONDITION CONSOLIDATING
                     DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                                   NBD BANK

              in the State of Michigan, at the close of business on December 31, 1999 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.



                                     ASSETS
                                                                                                    Thousands
                                                                                                    of dollars
              Cash and balances due from depository institutions
                  Noninterest-bearing balances and currency
                  and coin.......................................................................     2,346,187
                  Interest-bearing balances......................................................         2,094
              Securities:
                  Held-to-maturity securities....................................................             -
                  Available-for-sale securities..................................................     1,537,804
              Federal funds sold and securities purchased
                  under agreements to resell.....................................................       112,720
              Loans and lease financing receivables:
                 Loans and leases, net of unearned income                              18,010,826
                 LESS: Allowance for loan and lease losses                                282,638
                 Loans and leases, net of unearned income and
                 allowance.......................................................................    17,728,188
              Assets held in trading accounts....................................................       117,472
              Premises and fixed assets (including
                  capitalized leases)............................................................       327,994
              Other real estate owned............................................................         6,011
              Investments in unconsolidated subsidiaries and
                  associated companies...........................................................             -
              Customers' liability to this bank on acceptances
                  outstanding....................................................................         7,559
              Intangible assets..................................................................       131,815
              Other assets.......................................................................       636,938
                                                                                                    -----------
              Total assets.......................................................................    22,954,782
                                                                                                    ===========


                                   LIABILITIES

              Deposits:
                  In domestic offices............................................................    17,890,219
                      Noninterest-bearing..........................................     5,202,278
                      Interest-bearing.............................................    12,687,941
                  In foreign offices, Edge and Agreement
                  subsidiaries, and IBFs.........................................................       154,692
                      Noninterest-bearing........................................................             -
                      Interest-bearing.............................................       154,692
              Federal funds purchased and securities sold
                  under agreements to repurchase.................................................     1,556,060
              Demand notes issued to the U.S. Treasury...........................................       225,528
              Trading liabilities................................................................        94,960
              Other borrowed money:
                   With remaining maturity of one year or less...................................       337,378
                   With remaining maturity of more than one year through three years.............         2,626
                   With remaining maturity of more than three years..............................         2,993



              Bank's liability on acceptances executed and
                  outstanding................................................         7,559
              Notes and debentures subordinated to
                  deposits....................................................      610,000
              Other liabilities...............................................      464,789
                                                                                ------------
              Total liabilities...............................................   21,346,804
                                                                                ------------

                                         EQUITY CAPITAL

              Common stock....................................................      111,858
              Surplus.........................................................      687,356
              Undivided profits and capital reserves..........................      795,579
              Net unrealized holding gains (losses) on available-for-s........       13,185
              Cumulative foreign currency translation
                  adjustments.................................................            -
                                                                                ------------
              Total equity capital............................................    1,607,978
                                                                                ------------
              Total liabilities and equity capital............................   22,954,782
                                                                                ============


                  I, Jason N. Hansen, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                       JASON N. HANSEN
                                                       April 9, 1999

                  We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                                       DANIEL T. LIS
                                                       WALTER C. WATKINS
                                                       VERNE G. ISTOCK
                                                        Directors